AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 21st day of November, 2025, by and between PIMCO California Intermediate Municipal Bond Fund (the “Acquiring Fund”) and PIMCO California Municipal Intermediate Value Fund (the “Acquired Fund”), each a series of PIMCO Funds, a Massachusetts business trust (the “Trust”) and, with respect to Sections 2.4, 4.3 and 10.2 of this Agreement, Pacific Investment Management Company, LLC, a limited liability company organized under the laws of the State of Delaware (“PIMCO”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions set forth herein, the Reorganization (as defined below) will consist of the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the corresponding class of shares of the Acquiring Fund (as set forth on Exhibit A) (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the Liabilities (as defined in Section 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares pro rata, by class, to the shareholders of the corresponding class of shares of the Acquired Fund followed as soon as practicable by the complete liquidation of the Acquired Fund (the “Reorganization”).

The Acquired Fund and Acquiring Fund are acting separately from all other parties and series of the Trust, and not jointly or jointly and severally with any other party.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of each of the Acquiring Fund and the Acquired Fund and that the interests of the existing shareholders of each of the Acquiring Fund and Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ACQUIRED FUND LIABILITIES; LIQUIDATION OF THE ACQUIRED FUND

1.1.   Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in Section 2.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund agrees to sell, assign, convey, transfer and deliver the Assets (as defined in Section 1.2) to the Acquiring Fund. In exchange therefor, at the Effective Time (or as soon thereafter as is reasonably practicable), the Acquiring Fund agrees to (i) deliver to the Acquired Fund a number of full and fractional (if any) Acquiring Fund Shares (of the corresponding class) computed in the manner set forth in Section 2.3 and (ii) assume all Liabilities of the Acquired Fund, as set forth herein. Such transactions shall take place at the closing provided for in Section 3.1.

1.2.   The assets of the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, potential and existing causes of action, and any deferred or prepaid expenses owned by or otherwise shown as an asset on the books of the Acquired Fund or balance sheet of the Acquired Fund prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.   The Acquired Fund will use commercially reasonable efforts to discharge all of its known and existing liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities and obligations of any kind of the Acquired Fund whether or not determinable on the Closing Date (as defined in Section 3.1) and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4.   At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares pro rata, by class, to the record holders of the corresponding class of shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”). Such distribution will be accomplished by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund (or its transfer agent) in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares, by class, to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the corresponding class of shares of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. As soon as reasonably practicable thereafter, the Acquired Fund will be liquidated, dissolved and otherwise terminated. The Acquired Fund shall not conduct any business on or after the Closing Date (as defined in Section 3.1) except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

1.5.   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.6.   Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns due, giving effect to extensions, relating to tax periods ending on or prior to the Closing Date (as defined in Section 3.1), or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; moreover, any tax returns of the Acquired Fund for a taxable year ending on or prior to the Closing Date shall be the responsibility of the Acquired Fund.

1.7.   The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or dividends received on or after the Closing with respect to securities or other instruments transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights, stock dividends or other securities or payments received or otherwise for any reason held in the name of the Acquired Fund after the Closing Date, as distributions on or with respect to the securities or other instruments transferred to the Acquiring Fund as appropriate. Such assets shall be deemed included in the Assets and shall not be separately valued, unless the securities are in respect of a distribution which shall have gone “ex” or are otherwise appropriate for valuation prior to the Effective Date, in which case any such distribution that remains unpaid or securities that remain held in the name of the Acquired Fund at the Closing shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.8.   All books and records of the Acquired Fund shall be made available to the Acquiring Fund from and after the Closing Date and turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	VALUATION

2.1   The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration and payment of any dividends and/or other distributions on the Closing Date (as defined in Section 3.1) (the “Effective Time”), using the valuation procedures established by the Board of Trustees of the Trust. The Acquired Fund and the Acquiring Fund hereby agree to cooperate with the other party in valuing the securities and other investments held by the Acquired Fund, as well as determining the amount of Liabilities, for purposes of the Reorganization.

2.2   The net asset value of Acquiring Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures established by the Board of Trustees of the Trust.

2.3   The number of Acquiring Fund Shares, by class, to be issued (including fractional shares to the third decimal place, if any) in exchange for the Assets shall be determined with respect to each class of the Acquired Fund by dividing the value of the Assets (net of Liabilities) with respect to each class of shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of the Acquiring Fund Shares of the corresponding class, determined in accordance with Section 2.2.

2.4   All computations of value with respect to the Acquired Fund and Acquiring Fund shall be made by PIMCO in its capacity as adviser and administrator for both the Acquired Fund and Acquiring Fund. Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm, as applicable.

3.	CLOSING AND CLOSING DATE

3.1   The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PIMCO at or after 4:00 p.m. ET on or about November 21, 2025, or at such other place and/or on such other date and in such manner (including by telephone, e-mail or virtual means) as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time, unless otherwise agreed to by the parties.

3.2   State Street Bank and Trust Company (“State Street”) is the custodian for both the Acquired Fund and Acquiring Fund. The Acquired Fund shall direct State Street to transfer in proper form the Assets of the Acquired Fund to the Acquiring Fund, as of the Closing Date (or as soon thereafter as is reasonably practicable). Upon request of the Acquiring Fund, The Acquired Fund shall instruct State Street to present to the Acquiring Fund the portfolio securities and other assets of the Acquired Fund in the form of an asset list or other written instrument certified or signed by a duly authorized officer of State Street for examination no later than three business days preceding the Closing Date or otherwise confirm that the Acquiring Fund has access to such information or otherwise confirm that the Acquiring Fund has access to such information. If applicable, such certified list or instrument shall state that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Except as otherwise agreed, those portfolio securities and other assets comprising the Assets shall be transferred and delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Any of the Acquired Fund’s portfolio securities and instruments held in book entry form at a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by book entry transfer in accordance with the customary practices of such depositories. The Acquired Fund shall direct State Street to deliver cash of the Acquired Fund by wire transfer of available funds, or such other means as the Acquired Fund and Acquiring Fund may agree is appropriate, on the Closing Date (or as soon thereafter as is reasonably practicable). No later than one week after the Closing Date, the Acquired Fund shall also deliver a schedule of the tax basis of each Asset transferred by the Acquired Fund or otherwise confirm that the Acquiring Fund has access to such information.

3.3   With respect to the Reorganization, the Acquired Fund shall direct SS&C Global Investor and Distribution Solutions, Inc., in its capacity as transfer agent for the Acquired Fund and the Acquiring Fund (the “Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of a duly authorized officer of the Transfer Agent stating that the Acquired Fund’s records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares by class owned by each Acquired Fund Shareholder immediately prior to the Closing. Upon request of the Acquired Fund, the Acquiring Fund shall issue and deliver to the Acquired Fund, prior to the Effective Time, a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time (or as soon thereafter as is reasonably practicable), or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund (or the Transfer Agent).

3.4   In the event that at the Effective Time or immediately prior to the Closing Date, (a) the NYSE or another primary trading market for portfolio securities or other assets of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such day as the parties may mutually agree.

4.	REPRESENTATIONS AND WARRANTIES

4.1   Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund, as follows:

(a)   The Acquired Fund is a duly established series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its Assets and to carry on its business as it is presently conducted.

(b)   The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquired Fund under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect on the Closing Date.

(c)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens, or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, a violation of Massachusetts law or a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(g)   The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(h)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate with respect to the Acquired Fund without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(i)   Except as otherwise disclosed to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(j)   The Acquiring Fund has access to or has been furnished with the Acquired Fund’s annual report to shareholders for the fiscal period ended March 31, 2025, and its semi-annual report to shareholders for the fiscal period ended September 30, 2025.

(k)   The Acquiring Fund has access to or has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund as of the Effective Time. The Assets and Liabilities of the Acquired Fund and the net asset value of the Acquired Fund calculated as of the Closing Date will be true and correct and calculated in accordance with GAAP and Section 2 hereof.

(l)   The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at March 31, 2025, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund and the Acquiring Fund, and are in accordance with GAAP consistently applied, and such financial statements (true and correct copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(m)   The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at March 31, 2025, are in accordance with GAAP consistently applied, and such financial statements (true and correct copies of which have been furnished or are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(n)   Since March 31, 2025, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subsection (n), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund’s Liabilities, or the redemption of the Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

(o)   For each taxable year of the Acquired Fund since inception (including the taxable year that ends on the Closing Date), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income, net tax exempt income and net capital gain (in each case, as defined in the Code) required to be distributed by the Closing Date.

(p)   At the Effective Time, all federal, state, local, foreign and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed or provided to the applicable recipient by the Closing Date, giving effect to extensions, have been filed or provided and are or will be correct in all material respects, and all federal, state, local, foreign and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return, form or report is currently under audit and no assessment has been asserted with respect to such returns, forms or reports.

(q)   At the Effective Time, there are no audits, examinations, investigations or other proceedings pending or threatened by any taxing authority in writing with respect to the Acquired Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to the Acquired Fund.

(r)   At the Effective Time, no taxing authority with which the Acquired Fund does not file tax returns has claimed that such Acquired Fund is or may be subject to taxation by that taxing authority, and no taxing authority with which the Acquired Fund does not file a particular tax return has claimed that the Acquired Fund is or may be required to file such tax return. No issue has been raised by any tax authority in any prior examination of the Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Acquired Fund does not have, nor has the Acquired Fund ever had, a permanent establishment in any country other than the United States.

(s)   All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Fund and in each jurisdiction in which the Acquired Fund Shares have been offered and sold such shares have been offered and sold in compliance in all material respects with applicable registration requirements (or exemptions therefrom) and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(t)   The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, on the part of the Board of Trustees of the Trust (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust), on behalf of the Acquired Fund, and, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(u)   The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority(“FINRA”)) which may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(v)   The N-14 (as defined in Section 5.5), insofar as it relates to the Acquired Fund and the Acquired Fund Shares, will, from the effective date of the N-14 through the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(w)  The Acquired Fund’s investment operations, from inception to the date hereof, have been (and will through the Closing Date be) in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time.

(x)   As soon as is reasonably practicable after the Reorganization, the Trust will ensure that the Acquired Fund is completely liquidated and that the Acquired Fund does not conduct any business on or after the Closing Date except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

4.2   Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Acquired Fund, as follows:

(a)   The Acquiring Fund is a duly established series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its Assets and to carry on its business as it is presently conducted.

(b)   The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquiring Fund under the 1933 Act and the 1940 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)  The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets free of any liens or other encumbrances.

(f)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, a violation of Massachusetts law or a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws, or of

any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(g)   The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(h)   Except as otherwise disclosed to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)   The execution, delivery and performance of this Agreement, and the transactions contemplated herein, will have been duly authorized by all necessary action, on the part of the Board of Trustees of the Trust (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust), on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will, at the Effective Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(k)   The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) which may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(l)   The N-14 (as defined in Section 5.5), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the N-14 through the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(m)   For each taxable year of the Acquiring Fund since inception (including the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Acquiring Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income, net tax exempt income and net capital gain (in each case, as defined in the Code) required to be distributed by the Closing Date.

(n)   At the Effective Time, all federal, state, local, foreign and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed or provided to the applicable recipient by the Closing Date, giving effect to extensions, have been filed or provided and are or will be correct in all material respects, and all federal, state, local, foreign and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and to the best of the knowledge of the Acquiring Fund, no such return, form or report is currently under audit and no assessment has been asserted with respect to such returns, forms or reports.

(o)   At the Effective Time, there are no audits, examinations, investigations or other proceedings pending or threatened by any taxing authority in writing with respect to the Acquiring Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to the Acquiring Fund.

(p)   At the Effective Time, no taxing authority with which the Acquiring Fund does not file tax returns has claimed that such Acquiring Fund is or may be subject to taxation by that taxing authority, and no taxing authority with which the Acquiring Fund does not file a particular tax return has claimed that the Acquiring Fund is or may be required to file such tax return. No issue has been raised by any tax authority in any prior examination of the Acquiring Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Acquiring Fund does not have, nor has the Acquiring Fund ever had, a permanent establishment in any country other than the United States.

4.3  PIMCO represents and warrants to the Acquired Fund and the Acquiring Fund that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of PIMCO, and this Agreement will constitute a valid and binding obligation of PIMCO, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles and that the execution, delivery and performance of this Agreement will not result in violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO is a party or by which it is bound. PIMCO further represents and warrants that it is registered with the Commission as an investment adviser and serves as the investment adviser to the Acquired Fund and Acquiring Fund.

5.	COVENANTS AND AGREEMENTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquired Fund covenants that upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary, in the sole and exclusive discretion of the Acquiring Fund’s officers, to maintain current knowledge of the

Acquired Fund, its holdings and operations, and to ensure that the representations and warranties herein are accurate.

5.2   The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3   The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4   Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5   The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund that is reasonably necessary for the preparation of the Combined Information Statement and Prospectus on Form N-14 (the “N-14”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the transactions contemplated herein and the associated registration of shares of the Acquiring Fund.

5.6   As soon as is reasonably practicable after the Closing of the Reorganization, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7   The Acquiring Fund and the Acquired Fund each covenants to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles VI and VII to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.8   The Acquiring Fund and the Acquired Fund each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9   The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

6.1   The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)   All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund that the Acquiring Fund reasonably believes might result in such litigation.

(b)   Upon request of the Acquired Fund, the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)   Upon request of the Acquired Fund, the Acquiring Fund shall have executed and delivered to the Acquired Fund an assumption of Liabilities certified by an officer of the Acquiring Fund dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund.

(d)   The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(e)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)   All actions taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

(g)   The Acquired Fund shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to the Acquiring Fund, dated as of the Closing Date, covering the following points:

(1)   The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the properties and assets of the Acquiring Fund and to carry on its business, including that of the Acquiring Fund, as a registered investment company or series thereof;

(2)   The Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)   The Acquiring Fund Shares to be issued as provided by this Agreement are duly authorized, upon delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)   The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Amended and Restated Declaration of Trust or Amended and Restated By-Laws or any provision of any material agreement to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(5)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)   The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(7)   The N-14 has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued; and

(8)   To the knowledge of such counsel, and except as otherwise disclosed to the Acquired Fund pursuant to Section 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, nor is the Acquiring Fund a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)   All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquired Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund that the Acquired Fund reasonably believes might result in such litigation.

(b)  Upon request of the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund, including a list of securities and other assets owned by the Acquired Fund with their respective tax bases and values determined as provided in Section 2 above, all as of the Effective Date.

(c)  Upon request of the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring

Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)   The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)   All actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

(g)   The Acquiring Fund shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to the Acquired Fund, dated as of the Closing Date, covering the following points:

(1)   The Trust is a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the properties and assets of the Acquired Fund, and to carry on its business, including that of the Acquired Fund, as a registered investment company or series thereof;

(2)   The Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)   The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Amended and Restated Declaration of Trust or Amended and Restated By-Laws or any provision of any material agreement to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Fund is a party or by which it is bound;

(4)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5)   The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6)   To the knowledge of such counsel, and except as otherwise disclosed to the Acquiring Fund pursuant to Section 4.1(i) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, nor is the Acquired Fund a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

(h)   The Acquired Fund shall have declared and paid a distribution or distributions prior to the Effective Time that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, net realized capital gains and net tax-exempt income, if any, for the period from the close of its last fiscal year to the Effective Time; and (ii) any undistributed investment company taxable income, net realized capital gains and net tax-exempt income, if any, from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

8.1   If any of the conditions set forth below have not been satisfied on or before the Effective Time, the Acquiring Fund or the Acquired Fund shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement.

(a)   At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of either the Acquiring Fund or the Acquired Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(b)   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(c)   The N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(d)   The registration statement on Form N-1A with regard to the Acquiring Fund shall have become effective under the 1933 Act, and no stop order suspending effectiveness thereof shall have been issued and to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)   The Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)   The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)   Under sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to Acquired Fund Shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in section 1256(b) of the Code, (B) stock in passive foreign investment companies, as defined in section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3)   Under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

(4)   Under section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)   Under section 358 of the Code, the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor.

(6)   Under section 362(b) of the Code, the basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions, except with respect to (A) contracts described in section 1256(b) of the Code, (B) stock in passive foreign investment companies, as defined in section 1297(a) of the Code, and (C) any other Asset on which gain was recognized by the Acquired Fund upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(7)   Under section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)   Under section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9)   The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1(d).

(e)   State Street or an appropriate officer of the Acquired Fund shall have delivered such certificates or other documents as set forth in Section 3.2, or the Acquired Fund shall have otherwise confirmed that the Acquiring Fund has access to such information as set forth in Section 3.2.

(f)   The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in Section 3.3.

(g)   Upon request of the Acquired Fund, the Acquiring Fund shall have issued and delivered to the Acquired Fund the confirmation, or provided other evidence satisfactory to the Acquired Fund, as set forth in Section 3.3.

(h)   Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

9.	INDEMNIFICATION

9.1   The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and its trustees or officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its trustees or officers, may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or its trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2   The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and its trustees or officers, from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation), to which the Acquiring Fund and its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (i) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3   The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Trust, other than the Acquiring Fund, shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Acquired Fund represents that it has notice of the provisions of the Amended and Restated Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

9.4   The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, no series of the Trust, other than the Acquired Fund, shall be responsible for the obligations of the Acquired Fund hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the Amended and Restated Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

10.	FEES AND EXPENSES

10.1   The Acquiring Fund and the Acquired Fund each represents and warrants that there are no obligations to pay any brokers or finders and that no brokers or finders are entitled to receive any payments in connection with the transactions provided for herein.

10.2   PIMCO will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization). The costs of the Reorganization shall include, but not be limited to, costs associated with preparation and filing of notices to shareholders, legal fees and accounting fees. Brokerage commissions or other portfolio transaction costs of the Acquiring Fund or the Acquired Fund will not be covered by PIMCO.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   The Acquiring Fund and the Acquired Fund agree that no party has made any representation, warranty or covenant related to the Reorganization not set forth herein and this Agreement constitutes the entire agreement between the parties.

11.2   Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquiring Fund and the Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated herein may be abandoned by the Acquiring Fund or by the Acquired Fund by: (i) mutual agreement of such parties; (ii) by the Acquiring Fund if the Acquired Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iii) by the Acquired Fund if the Acquiring Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iv) the Acquiring Fund or the Acquired Fund if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of the Closing Date; or (v) the Acquiring Fund or the Acquired Fund if any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, or officers, as the case may be, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

In addition, this Agreement may be terminated and the transactions contemplated herein may be abandoned if the Board of Trustees of the Trust determines in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders.

13.	WAIVER

At any time prior to the Closing Date, the Acquired Fund and the Acquiring Fund may: (i) extend the time for the performance of the obligations or other acts of the other; (ii) waive any inaccuracy in the representations of the other; and (iii) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto or deemed necessary or advisable by the authorized officers of Trust.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email) personal service or prepaid or certified mail addressed as follows:

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Attention: Timothy Bekkers

Telephone: (949) 720-7754

Fax: (949) 719- 7609

Email: Timothy.Bekkers@pimco.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, DC 20006

Attention: Adam Teufel

Telephone: (202) 261-3464

Fax: (202) 261-3333

Email: Adam.Teufel@dechert.com

16.	HEADINGS; COUNTERPARTS; ASSIGNMENT; GOVERNING LAW; SEVERABILITY; LIMITATION OF LIABILITY

16.1   The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders, as applicable, of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement other than those expressly set forth in this Agreement with respect to the parties of this Agreement.

16.4   This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

16.5   The trustees of the Trust and the shareholders and officers of the Acquired Fund shall not be liable for any obligations of the Acquired Fund under this Agreement and the trustees of the Acquiring Fund and the shareholders and officers of the Acquiring Fund shall not be liable for any obligations of the Acquiring Fund under this Agreement, and the parties hereto agree that, in asserting any rights or claims against the other party under this Agreement, it shall look only to the assets and property of the Acquired Fund or the Acquiring Fund, as appropriate, in settlement of such rights or claims, and not to the trustees, shareholders or officers of the other.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of date and year first above written.

PIMCO Funds
on behalf of PIMCO California Municipal Intermediate Value Fund on behalf of PIMCO California Intermediate Municipal Bond Fund

By:
Name:	Joshua Ratner
Title:	EVP, Head of Americas Operations - Client, Legal and Funds

Solely for purposes of Sections 2.4, 4.3 and 10.2

Pacific Investment Management Company, LLC

By:

Name:	Peter Strelow

Title:	Managing Director, Co-COO

EXHIBIT A

PIMCO California Municipal Intermediate Value Fund (Acquired Fund) Share Class	PIMCO California Intermediate Municipal Bond Fund (Acquiring Fund) Corresponding Share Class

Institutional Class	Institutional Class

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 21st day of November, 2025, by and between PIMCO National Intermediate Municipal Bond Fund (the “Acquiring Fund”) and PIMCO National Municipal Intermediate Value Fund (the “Acquired Fund”), each a series of PIMCO Funds, a Massachusetts business trust (the “Trust”) and, with respect to Sections 2.4, 4.3 and 10.2 of this Agreement, Pacific Investment Management Company, LLC, a limited liability company organized under the laws of the State of Delaware (“PIMCO”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions set forth herein, the Reorganization (as defined below) will consist of the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the corresponding class of shares of the Acquiring Fund (as set forth on Exhibit A) (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the Liabilities (as defined in Section 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares pro rata, by class, to the shareholders of the corresponding class of shares of the Acquired Fund followed as soon as practicable by the complete liquidation of the Acquired Fund (the “Reorganization”).

The Acquired Fund and Acquiring Fund are acting separately from all other parties and series of the Trust, and not jointly or jointly and severally with any other party.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of each of the Acquiring Fund and the Acquired Fund and that the interests of the existing shareholders of each of the Acquiring Fund and Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ACQUIRED FUND LIABILITIES; LIQUIDATION OF THE ACQUIRED FUND

1.1.   Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in Section 2.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund agrees to sell, assign, convey, transfer and deliver the Assets (as defined in Section 1.2) to the Acquiring Fund. In exchange therefor, at the Effective Time (or as soon thereafter as is reasonably practicable), the Acquiring Fund agrees to (i) deliver to the Acquired Fund a number of full and fractional (if any) Acquiring Fund Shares (of the corresponding class) computed in the manner set forth in Section 2.3 and (ii) assume all Liabilities of the Acquired Fund, as set forth herein. Such transactions shall take place at the closing provided for in Section 3.1.

1.2.   The assets of the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, potential and existing causes of action, and any deferred or prepaid expenses owned by or otherwise shown as an asset on the books of the Acquired Fund or balance sheet of the Acquired Fund prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.   The Acquired Fund will use commercially reasonable efforts to discharge all of its known and existing liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities and obligations of any kind of the Acquired Fund whether or not determinable on the Closing Date (as defined in Section 3.1) and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4.   At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares pro rata, by class, to the record holders of the corresponding class of shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”). Such distribution will be accomplished by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund (or its transfer agent) in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares, by class, to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the corresponding class of shares of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. As soon as reasonably practicable thereafter, the Acquired Fund will be liquidated, dissolved and otherwise terminated. The Acquired Fund shall not conduct any business on or after the Closing Date (as defined in Section 3.1) except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

1.5.   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.6.   Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns due, giving effect to extensions, relating to tax periods ending on or prior to the Closing Date (as defined in Section 3.1), or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; moreover, any tax returns of the Acquired Fund for a taxable year ending on or prior to the Closing Date shall be the responsibility of the Acquired Fund.

1.7.   The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or dividends received on or after the Closing with respect to securities or other instruments transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights, stock dividends or other securities or payments received or otherwise for any reason held in the name of the Acquired Fund after the Closing Date, as distributions on or with respect to the securities or other instruments transferred to the Acquiring Fund as appropriate. Such assets shall be deemed included in the Assets and shall not be separately valued, unless the securities are in respect of a distribution which shall have gone “ex” or are otherwise appropriate for valuation prior to the Effective Date, in which case any such distribution that remains unpaid or securities that remain held in the name of the Acquired Fund at the Closing shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.8.   All books and records of the Acquired Fund shall be made available to the Acquiring Fund from and after the Closing Date and turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	VALUATION

2.1   The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration and payment of any dividends and/or other distributions on the Closing Date (as defined in Section 3.1) (the “Effective Time”), using the valuation procedures established by the Board of Trustees of the Trust. The Acquired Fund and the Acquiring Fund hereby agree to cooperate with the other party in valuing the securities and other investments held by the Acquired Fund, as well as determining the amount of Liabilities, for purposes of the Reorganization.

2.2   The net asset value of Acquiring Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures established by the Board of Trustees of the Trust.

2.3   The number of Acquiring Fund Shares, by class, to be issued (including fractional shares to the third decimal place, if any) in exchange for the Assets shall be determined with respect to each class of the Acquired Fund by dividing the value of the Assets (net of Liabilities) with respect to each class of shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of the Acquiring Fund Shares of the corresponding class, determined in accordance with Section 2.2.

2.4   All computations of value with respect to the Acquired Fund and Acquiring Fund shall be made by PIMCO in its capacity as adviser and administrator for both the Acquired Fund and Acquiring Fund. Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm, as applicable.

3.	CLOSING AND CLOSING DATE

3.1   The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PIMCO at or after 4:00 p.m. ET on or about November 21, 2025, or at such other place and/or on such other date and in such manner (including by telephone, e-mail or virtual means) as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time, unless otherwise agreed to by the parties.

3.2   State Street Bank and Trust Company (“State Street”) is the custodian for both the Acquired Fund and Acquiring Fund. The Acquired Fund shall direct State Street to transfer in proper form the Assets of the Acquired Fund to the Acquiring Fund, as of the Closing Date (or as soon thereafter as is reasonably practicable). Upon request of the Acquiring Fund, The Acquired Fund shall instruct State Street to present to the Acquiring Fund the portfolio securities and other assets of the Acquired Fund in the form of an asset list or other written instrument certified or signed by a duly authorized officer of State Street for examination no later than three business days preceding the Closing Date or otherwise confirm that the Acquiring Fund has access to such information or otherwise confirm that the Acquiring Fund has access to such information. If applicable, such certified list or instrument shall state that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Except as otherwise agreed, those portfolio securities and other assets comprising the Assets shall be transferred and delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Any of the Acquired Fund’s portfolio securities and instruments held in book entry form at a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by book entry transfer in accordance with the customary practices of such depositories. The Acquired Fund shall direct State Street to deliver cash of the Acquired Fund by wire transfer of available funds, or such other means as the Acquired Fund and Acquiring Fund may agree is appropriate, on the Closing Date (or as soon thereafter as is reasonably practicable). No later than one week after the Closing Date, the Acquired Fund shall also deliver a schedule of the tax basis of each Asset transferred by the Acquired Fund or otherwise confirm that the Acquiring Fund has access to such information.

3.3   With respect to the Reorganization, the Acquired Fund shall direct SS&C Global Investor and Distribution Solutions, Inc., in its capacity as transfer agent for the Acquired Fund and the Acquiring Fund (the “Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of a duly authorized officer of the Transfer Agent stating that the Acquired Fund’s records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares by class owned by each Acquired Fund Shareholder immediately prior to the Closing. Upon request of the Acquired Fund, the Acquiring Fund shall issue and deliver to the Acquired Fund, prior to the Effective Time, a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time (or as soon thereafter as is reasonably practicable), or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund (or the Transfer Agent).

3.4   In the event that at the Effective Time or immediately prior to the Closing Date, (a) the NYSE or another primary trading market for portfolio securities or other assets of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such day as the parties may mutually agree.

4.	REPRESENTATIONS AND WARRANTIES

4.1   Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund, as follows:

(a)   The Acquired Fund is a duly established series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its Assets and to carry on its business as it is presently conducted.

(b)   The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquired Fund under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect on the Closing Date.

(c)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens, or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, a violation of Massachusetts law or a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(g)   The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(h)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate with respect to the Acquired Fund without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(i)   Except as otherwise disclosed to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(j)   The Acquiring Fund has access to or has been furnished with the Acquired Fund’s annual report to shareholders for the fiscal period ended March 31, 2025, and its semi-annual report to shareholders for the fiscal period ended September 30, 2025.

(k)   The Acquiring Fund has access to or has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund as of the Effective Time. The Assets and Liabilities of the Acquired Fund and the net asset value of the Acquired Fund calculated as of the Closing Date will be true and correct and calculated in accordance with GAAP and Section 2 hereof.

(l)   The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at March 31, 2025, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund and the Acquiring Fund, and are in accordance with GAAP consistently applied, and such financial statements (true and correct copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(m)  The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at March 31, 2025, are in accordance with GAAP consistently applied, and such financial statements (true and correct copies of which have been furnished or are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(n)   Since March 31, 2025, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subsection (n), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund’s Liabilities, or the redemption of the Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

(o)   For each taxable year of the Acquired Fund since inception (including the taxable year that ends on the Closing Date), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income, net tax exempt income and net capital gain (in each case, as defined in the Code) required to be distributed by the Closing Date.

(p)   At the Effective Time, all federal, state, local, foreign and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed or provided to the applicable recipient by the Closing Date, giving effect to extensions, have been filed or provided and are or will be correct in all material respects, and all federal, state, local, foreign and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return, form or report is currently under audit and no assessment has been asserted with respect to such returns, forms or reports.

(q)   At the Effective Time, there are no audits, examinations, investigations or other proceedings pending or threatened by any taxing authority in writing with respect to the Acquired Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to the Acquired Fund.

(r)   At the Effective Time, no taxing authority with which the Acquired Fund does not file tax returns has claimed that such Acquired Fund is or may be subject to taxation by that taxing authority, and no taxing authority with which the Acquired Fund does not file a particular tax return has claimed that the Acquired Fund is or may be required to file such tax return. No issue has been raised by any tax authority in any prior examination of the Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Acquired Fund does not have, nor has the Acquired Fund ever had, a permanent establishment in any country other than the United States.

(s)   All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Fund and in each jurisdiction in which the Acquired Fund Shares have been offered and sold such shares have been offered and sold in compliance in all material respects with applicable registration requirements (or exemptions therefrom) and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(t)   The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, on the part of the Board of Trustees of the Trust (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust), on behalf of the Acquired Fund, and, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(u)   The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority(“FINRA”)) which may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(v)   The N-14 (as defined in Section 5.5), insofar as it relates to the Acquired Fund and the Acquired Fund Shares, will, from the effective date of the N-14 through the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(w)   The Acquired Fund’s investment operations, from inception to the date hereof, have been (and will through the Closing Date be) in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time.

(x)   As soon as is reasonably practicable after the Reorganization, the Trust will ensure that the Acquired Fund is completely liquidated and that the Acquired Fund does not conduct any business on or after the Closing Date except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

4.2   Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Acquired Fund, as follows:

(a)   The Acquiring Fund is a duly established series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its Assets and to carry on its business as it is presently conducted.

(b)   The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquiring Fund under the 1933 Act and the 1940 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets free of any liens or other encumbrances.

(f)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, a violation of Massachusetts law or a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws, or of

any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(g)   The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(h)  Except as otherwise disclosed to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)   The execution, delivery and performance of this Agreement, and the transactions contemplated herein, will have been duly authorized by all necessary action, on the part of the Board of Trustees of the Trust (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust), on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will, at the Effective Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(k)   The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) which may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(l)   The N-14 (as defined in Section 5.5), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the N-14 through the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(m)  For each taxable year of the Acquiring Fund since inception (including the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Acquiring Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income, net tax exempt income and net capital gain (in each case, as defined in the Code) required to be distributed by the Closing Date.

(n)   At the Effective Time, all federal, state, local, foreign and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed or provided to the applicable recipient by the Closing Date, giving effect to extensions, have been filed or provided and are or will be correct in all material respects, and all federal, state, local, foreign and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and to the best of the knowledge of the Acquiring Fund, no such return, form or report is currently under audit and no assessment has been asserted with respect to such returns, forms or reports.

(o)   At the Effective Time, there are no audits, examinations, investigations or other proceedings pending or threatened by any taxing authority in writing with respect to the Acquiring Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to the Acquiring Fund.

(p)   At the Effective Time, no taxing authority with which the Acquiring Fund does not file tax returns has claimed that such Acquiring Fund is or may be subject to taxation by that taxing authority, and no taxing authority with which the Acquiring Fund does not file a particular tax return has claimed that the Acquiring Fund is or may be required to file such tax return. No issue has been raised by any tax authority in any prior examination of the Acquiring Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Acquiring Fund does not have, nor has the Acquiring Fund ever had, a permanent establishment in any country other than the United States.

4.3   PIMCO represents and warrants to the Acquired Fund and the Acquiring Fund that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of PIMCO, and this Agreement will constitute a valid and binding obligation of PIMCO, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles and that the execution, delivery and performance of this Agreement will not result in violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO is a party or by which it is bound. PIMCO further represents and warrants that it is registered with the Commission as an investment adviser and serves as the investment adviser to the Acquired Fund and Acquiring Fund.

5.	COVENANTS AND AGREEMENTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquired Fund covenants that upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary, in the sole and exclusive discretion of the Acquiring Fund’s officers, to maintain current knowledge of the

Acquired Fund, its holdings and operations, and to ensure that the representations and warranties herein are accurate.

5.2   The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3   The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4   Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5   The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund that is reasonably necessary for the preparation of the Combined Information Statement and Prospectus on Form N-14 (the “N-14”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the transactions contemplated herein and the associated registration of shares of the Acquiring Fund.

5.6   As soon as is reasonably practicable after the Closing of the Reorganization, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7   The Acquiring Fund and the Acquired Fund each covenants to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles VI and VII to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.8   The Acquiring Fund and the Acquired Fund each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9   The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

6.1   The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)   All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund that the Acquiring Fund reasonably believes might result in such litigation.

(b)   Upon request of the Acquired Fund, the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)   Upon request of the Acquired Fund, the Acquiring Fund shall have executed and delivered to the Acquired Fund an assumption of Liabilities certified by an officer of the Acquiring Fund dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund.

(d)   The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(e)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)   All actions taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

(g)   The Acquired Fund shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to the Acquiring Fund, dated as of the Closing Date, covering the following points:

(1)   The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the properties and assets of the Acquiring Fund and to carry on its business, including that of the Acquiring Fund, as a registered investment company or series thereof;

(2)   The Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)   The Acquiring Fund Shares to be issued as provided by this Agreement are duly authorized, upon delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)   The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Amended and Restated Declaration of Trust or Amended and Restated By-Laws or any provision of any material agreement to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(5)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)   The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(7)   The N-14 has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued; and

(8)   To the knowledge of such counsel, and except as otherwise disclosed to the Acquired Fund pursuant to Section 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, nor is the Acquiring Fund a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)   All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquired Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund that the Acquired Fund reasonably believes might result in such litigation.

(b)   Upon request of the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund, including a list of securities and other assets owned by the Acquired Fund with their respective tax bases and values determined as provided in Section 2 above, all as of the Effective Date.

(c)   Upon request of the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring

Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)   The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)   All actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

(g)   The Acquiring Fund shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to the Acquired Fund, dated as of the Closing Date, covering the following points:

(1)   The Trust is a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the properties and assets of the Acquired Fund, and to carry on its business, including that of the Acquired Fund, as a registered investment company or series thereof;

(2)   The Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)   The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Amended and Restated Declaration of Trust or Amended and Restated By-Laws or any provision of any material agreement to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Fund is a party or by which it is bound;

(4)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5)   The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6)   To the knowledge of such counsel, and except as otherwise disclosed to the Acquiring Fund pursuant to Section 4.1(i) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, nor is the Acquired Fund a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

(h) The Acquired Fund shall have declared and paid a distribution or distributions prior to the Effective Time that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, net realized capital gains and net tax-exempt income, if any, for the period from the close of its last fiscal year to the Effective Time; and (ii) any undistributed investment company taxable income, net realized capital gains and net tax-exempt income, if any, from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

8.1   If any of the conditions set forth below have not been satisfied on or before the Effective Time, the Acquiring Fund or the Acquired Fund shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement.

(a)   At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of either the Acquiring Fund or the Acquired Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(b)   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(c)   The N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(d)   The registration statement on Form N-1A with regard to the Acquiring Fund shall have become effective under the 1933 Act, and no stop order suspending effectiveness thereof shall have been issued and to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)   The Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)   The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)   Under sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to Acquired Fund Shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in section 1256(b) of the Code, (B) stock in passive foreign investment companies, as defined in section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3)   Under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

(4)   Under section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)   Under section 358 of the Code, the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor.

(6)   Under section 362(b) of the Code, the basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions, except with respect to (A) contracts described in section 1256(b) of the Code, (B) stock in passive foreign investment companies, as defined in section 1297(a) of the Code, and (C) any other Asset on which gain was recognized by the Acquired Fund upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(7)   Under section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)   Under section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9)   The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1(d).

(e)   State Street or an appropriate officer of the Acquired Fund shall have delivered such certificates or other documents as set forth in Section 3.2, or the Acquired Fund shall have otherwise confirmed that the Acquiring Fund has access to such information as set forth in Section 3.2.

(f)   The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in Section 3.3.

(g)   Upon request of the Acquired Fund, the Acquiring Fund shall have issued and delivered to the Acquired Fund the confirmation, or provided other evidence satisfactory to the Acquired Fund, as set forth in Section 3.3.

(h)   Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

9.	INDEMNIFICATION

9.1   The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and its trustees or officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its trustees or officers, may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or its trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2   The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and its trustees or officers, from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation), to which the Acquiring Fund and its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (i) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3   The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Trust, other than the Acquiring Fund, shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Acquired Fund represents that it has notice of the provisions of the Amended and Restated Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

9.4   The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, no series of the Trust, other than the Acquired Fund, shall be responsible for the obligations of the Acquired Fund hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the Amended and Restated Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

10.	FEES AND EXPENSES

10.1   The Acquiring Fund and the Acquired Fund each represents and warrants that there are no obligations to pay any brokers or finders and that no brokers or finders are entitled to receive any payments in connection with the transactions provided for herein.

10.2   PIMCO will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization). The costs of the Reorganization shall include, but not be limited to, costs associated with preparation and filing of notices to shareholders, legal fees and accounting fees. Brokerage commissions or other portfolio transaction costs of the Acquiring Fund or the Acquired Fund will not be covered by PIMCO.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   The Acquiring Fund and the Acquired Fund agree that no party has made any representation, warranty or covenant related to the Reorganization not set forth herein and this Agreement constitutes the entire agreement between the parties.

11.2   Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquiring Fund and the Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated herein may be abandoned by the Acquiring Fund or by the Acquired Fund by: (i) mutual agreement of such parties; (ii) by the Acquiring Fund if the Acquired Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iii) by the Acquired Fund if the Acquiring Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iv) the Acquiring Fund or the Acquired Fund if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of the Closing Date; or (v) the Acquiring Fund or the Acquired Fund if any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, or officers, as the case may be, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

In addition, this Agreement may be terminated and the transactions contemplated herein may be abandoned if the Board of Trustees of the Trust determines in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders.

13.	WAIVER

At any time prior to the Closing Date, the Acquired Fund and the Acquiring Fund may: (i) extend the time for the performance of the obligations or other acts of the other; (ii) waive any inaccuracy in the representations of the other; and (iii) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto or deemed necessary or advisable by the authorized officers of Trust.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email) personal service or prepaid or certified mail addressed as follows:

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Attention: Timothy Bekkers

Telephone: (949) 720-7754

Fax: (949) 719- 7609

Email: Timothy.Bekkers@pimco.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, DC 20006

Attention: Adam Teufel

Telephone: (202) 261-3464

Fax: (202) 261-3333

Email: Adam.Teufel@dechert.com

16.	HEADINGS; COUNTERPARTS; ASSIGNMENT; GOVERNING LAW; SEVERABILITY; LIMITATION OF LIABILITY

16.1   The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders, as applicable, of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement other than those expressly set forth in this Agreement with respect to the parties of this Agreement.

16.4   This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

16.5   The trustees of the Trust and the shareholders and officers of the Acquired Fund shall not be liable for any obligations of the Acquired Fund under this Agreement and the trustees of the Acquiring Fund and the shareholders and officers of the Acquiring Fund shall not be liable for any obligations of the Acquiring Fund under this Agreement, and the parties hereto agree that, in asserting any rights or claims against the other party under this Agreement, it shall look only to the assets and property of the Acquired Fund or the Acquiring Fund, as appropriate, in settlement of such rights or claims, and not to the trustees, shareholders or officers of the other.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of date and year first above written.

PIMCO Funds
on behalf of PIMCO National Municipal Intermediate Value Fund on behalf of PIMCO National Intermediate Municipal Bond Fund

By:
Name:	Joshua Ratner
Title:	EVP, Head of Americas Operations - Client, Legal and Funds

Solely for purposes of Sections 2.4, 4.3 and 10.2

Pacific Investment Management Company, LLC

By:

Name:	Peter Strelow

Title:	Managing Director, Co-COO

EXHIBIT A

PIMCO National Municipal Intermediate Value Fund (Acquired Fund) Share Class	PIMCO National Intermediate Municipal Bond Fund (Acquiring Fund) Corresponding Share Class

Institutional Class	Institutional Class